UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2004

Coastal Caribbean Oils & Minerals, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-4668	NONE

State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Clarendon House, Church Street, Hamilton HM DX, BERMUDA	NONE

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (441) 295-1422

N/A

(Former name or former address, if changed since last report)

This is page 1 of 2.

FORM 8-K

COASTAL CARIBBEAN OILS & MINERALS, LTD.

Item 5. Other Events

       On June 15, 2004, Coastal Caribbean Oils & Minerals, Ltd. (“Company”) issued a press release announcing the United States Supreme Court denied the Company's Petition for Writ of Certiorari. The company continues to evaluate its options.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COASTAL CARIBBEAN OILS & MINERALS, LTD. (Registrant)
By:	/s/ Philip W. Ware

Philip W. Ware President

Date: June 15, 2004

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release